UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2014

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Kettner Blvd., #305, San Diego, CA
(Address of Principal Executive Offices, including zip code)

(562) 618-1310
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On September 12, 2014, Twinlab Consolidated Holdings, Inc. (the “Registrant”) dismissed Seale and Beers, CPAs (“Seale and Beers”) as Independent Registered Public Accountants. On September 12, 2014, the Board of Directors of the Company authorized the dismissal.

Seale and Beers was appointed as our independent registered public accounting firm on November 21, 2013. During the fiscal year ended November 30, 2013 to May 31, 2014 and through Seale and Beers’ dismissal on September 12, 2014, there were (1) no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers would have caused Seale and Beers to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. Seale and Beers did not issue any reports on the Company’s financial statements.

We furnished Seale and Beers with a copy of this disclosure on September 12, 2014, providing Seale and Beers with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Seale and Beers’ letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b)- Engagement of Auditor

On September 12, 2104, the Registrant engaged Tanner LLC as its new independent registered public accounting firm beginning with the quarterly period ended September 30th and for the Registrant's fiscal year ended December 31, 2014. The change in the Registrant's independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through August 31, 2014, neither the Registrant nor anyone on its behalf consulted with Tanner LLC regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Registrant's financial statements, and none of the following was provided to the Registrant:

(a) a written report; or (b) oral advice that Tanner LLC concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year.

By unanimous written consent effective September 12, 2014, the Board of Directors of the Registrant determined to change its fiscal year end from November 30th to December 31st. The change is intended to align the Registrant’s fiscal periods more closely with the seasonality of its business and improve comparability with industry peers.

Under the applicable rules of the Securities and Exchange Commission, the Registrant intends to file a transition report on Form 10-QT for the quarter ended August 31, 2014 in October 2014.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter from Seale & Beers, CPAs — Dated September 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLICATED HOLDINGS, INC.

By: /s/ Luz Vazquez
Luz Vazquez, President

Date:  September 12, 2014